SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of the earliest event reported):             July 29, 1997
                                                       -------------------------

                     ---------------------------------------

                              DISCOVERY ZONE, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-21854                 36-3877601
----------------------------    ---------------------    -----------------------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
       of Incorporation)               Number)           Identification Number)


          110 East Broward Boulevard                             33301
          Ft. Lauderdale, Florida                       ------------------------
-------------------------------------------------              (Zip code)
    (Address of principal executive offices)

                                  954-627-2400
         ---------------------------------------------------------------
               Registrant's telephone number, including area code

Page 1 of 4 -- Exhibit Index appears on Page 4


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Item 5.       Other Events.

              On July 29, 1997, the Third Amended Joint Plan of Reorganization (the "Plan") of Discovery Zone, Inc. (the "Company") became effective. On July 29, 1997, the Company issued a press release announcing the Company's emergence from bankruptcy. This press release stated, among other things, that all securities of the Company that existed as of the bankruptcy petition date had been extinguished or retired, as the case may be.

              On July 31, 1997, in response to continued trading of the common stock of the Company which was cancelled upon the effectiveness of the Plan, the Company filed a subsequent press release. This press release reiterated that all of the existing common stock of the Company was cancelled and no longer had any value, and thus, no longer represented an economic or beneficial interest in the Company.

              Each of the July 29, 1997 press release and the July 31, 1997 press release is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.       Financial Statements and Exhibits

              The press release issued on July 29, 1997 and the press release issued on July 31, 1997 are each incorporated by reference herein.




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                                        3

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DISCOVERY ZONE, INC.


                                       By: /s/ Robert G. Rooney
                                           ---------------------------------
                                           Robert G. Rooney
                                           Senior Vice President, Chief
                                             Financial Officer and Secretary


Dated:  August 4, 1997

                              DISCOVERY ZONE, INC.

                                  EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------

       99.1            Press Release dated July 29, 1997

       99.2            Press Release dated July 31, 1997